UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Soliciting Material Pursuant to §240.14a-12

Community Savings Bancorp, Inc.
(Name of Registrant as Specified in its Charter)

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Community Savings Bancorp, Inc.
425 Main Street
Caldwell, Ohio 43724
(740) 732-5678
January 12, 2018
Dear Stockholder:
We cordially invite you to attend the fiscal 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Community Savings Bancorp, Inc. (the “Company”). Our Annual Meeting will be held at the office of Community Savings located at 425 Main Street, Caldwell, Ohio 43724 at 5:00 p.m., Eastern time, on Monday, February 19, 2018.
The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. Also, enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating results.
The Annual Meeting is being held so that stockholders may vote upon the election of directors, the ratification of the appointment of Suttle & Stalnaker, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2018, the approval of the Community Savings Bancorp, Inc. 2018 Equity Incentive Plan and any other business that properly comes before the Annual Meeting.
Our Board of Directors has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of Community Savings Bancorp, Inc. and our stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors, “FOR” the ratification of the appointment of Suttle & Stalnaker, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2018 and “FOR” approval of the Company’s 2018 Equity Incentive Plan.
On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.
Sincerely,
Barry Parmiter
President and Chief Executive Officer

Community Savings Bancorp, Inc.
425 Main Street
Caldwell, Ohio 43724
(740) 732-5678
NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Monday, February 19, 2018
Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Community Savings Bancorp, Inc. (the “Company” or “Community Savings Bancorp”) will be held at the office of Community Savings located at 425 Main Street, Caldwell, Ohio 43724 at 5:00 p.m., Eastern time, on Monday, February 19, 2018.
A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.
The Annual Meeting is being held so that stockholders may vote on the following matters:
1.
The election of two directors of Community Savings Bancorp;

2.
The ratification of the appointment of Suttle & Stalnaker, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2018;

3.
The approval of the Community Savings Bancorp, Inc. 2018 Equity Incentive Plan; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.
Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on January 8, 2018 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.
EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE COMPANY’S SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.
BY ORDER OF THE BOARD OF DIRECTORS
Dominic Crock
Corporate Secretary
Caldwell, Ohio
January 12, 2018
IMPORTANT:   THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement
of
Community Savings Bancorp, Inc.
425 Main Street
Caldwell, Ohio 43724
(740) 732-5678
ANNUAL MEETING OF STOCKHOLDERS
To be Held on Monday, February 19, 2018
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Community Savings Bancorp, Inc. (the “Company” or “Community Savings Bancorp”) to be used at the Company’s fiscal 2017 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the office of Community Savings located at 425 Main Street, Caldwell, Ohio at 5:00 p.m., Eastern time, on Monday, February 19, 2018, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about January 12, 2018.
REVOCATION OF PROXIES
Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Company’s Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.
The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder’s discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournments thereof.
Proxies may be revoked by sending written notice of revocation to the Company’s Secretary at the Company’s address shown above, the submission of a later-dated proxy, or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Company’s Secretary prior to the voting of such proxy.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on January 8, 2018 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 441,290 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.
In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The Company’s Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.
As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors, to WITHHOLD AUTHORITY to vote for all the nominees being proposed or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.
As to the ratification of the Company’s independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of the Company’s independent registered public accounting firm must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.
As to the approval of the Community Savings Bancorp, Inc. 2018 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such matter. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of the 2018 Equity Incentive Plan.
In the event at the time of the Annual Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.
Proxies solicited hereby will be returned to us and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.
Participants in the 401(k) Plan and ESOP Plan.   If you hold stock of Community Savings Bancorp in the Community Savings Employee Stock Ownership Plan (the “ESOP”) or the Community Savings 401(k) Plan (the “401(k) Plan”), you will receive a vote authorization form that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. If the determination of allocated shares has not yet been made, each ESOP participant shall be deemed to have one share allocated to his or her account for voting purposes. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Community Savings Bancorp common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee how to vote the shares in the Community Savings Bancorp Stock Fund credited to his or her account. The trustee will vote all shares for which it does not receive timely instructions from participants in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions is February 12, 2018.

Persons and groups who beneficially own in excess of five percent of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of January 8, 2018, the Record Date, the shares of common stock beneficially owned by the Company’s named executive officers and directors individually, by executive officers and directors as a group, and by each person or group known by us to beneficially own in excess of five percent of the Company’s common stock.
Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding
Five Percent Stockholders:
Community Savings Employee Stock Ownership Plan 425 Main Street Caldwell, Ohio 43724	32,688	7.4%
Directors, Nominees and Executive Officers:(2)
Alvin B. Parmiter	5,179(3)	1.2
Scott B. Wright	5,000	1.1
Brian M. Shanahan	5,000	1.1
Michael S. Schott	12,000	2.7
Dominic Crock	5,025	1.1
Sherman Crum	125(3)	*
All Directors, Nominees and Executive Officers as a Group (6 persons)	32,329	7.3%

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)
The business address of each director, nominee and executive officer is 425 Main Street, Caldwell, Ohio 43724.

(3)
Does not include shares allocated to Messrs. Parmiter’s and Crum’s ESOP accounts, as such allocations are not known as of January 8, 2018.

*
Less than 1%.

PROPOSAL I — ELECTION OF DIRECTORS
The Company’s Board of Directors is comprised of five members. The Company’s bylaws provide, and the terms of the Company’s Board of Directors are classified so, that approximately one-third of the directors are to be elected annually. The Company’s directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting. The Company’s Nominating Committee has nominated Alvin B. Parmiter and Dominic Crock, each to serve as directors for three-year terms. Messrs. Parmiter and Crock are each a member of the Board of Directors, and each of the nominees has agreed to serve, if elected.
The table below sets forth certain information regarding the composition of the Company’s Board of Directors, including the terms of office of each director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.
The Board of Directors recommends a vote “FOR” each of the nominees listed in this Proxy Statement.
The following table sets forth certain information regarding the Company’s directors.
Name	Age at December 31, 2017	Position	Term to Expire	Director Since(1)
Nominees
Alvin B. Parmiter	47	President, Chief Executive Officer and Director	2020	1998
Dominic Crock	42	Director	2020	2012
Current Directors
Brian Shanahan	57	Director	2018	2008
Scott Wright	54	Director	2018	2013
Michael Schott	65	Director	2019	1999

(1)
Includes service on the Board of Directors of Community Savings.

The Business Background of the Company’s Directors and Executive Officers
The business experience for the past five years of each of the Company’s directors and executive officers is set forth below. With respect to directors, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Community Savings (the “Bank”). Unless otherwise indicated, directors and executive officers have held their positions for the past five years.
Nominees
Alvin B. Parmiter is our President and Chief Executive Officer, positions he has held since he began his employment with Community Savings in 1998. Mr. Parmiter’s experience provides the board with a perspective on the day-to-day operations of Community Savings, and assists the board in assessing the trends and developments in the financial institutions industry on a local and national basis. Additionally, Mr. Parmiter has extensive ties to the communities that support our business generation.

Dominic Crock is a physical therapist who is the Director of Rehabilitation Services at Southeastern Ohio Regional Medical Center, a position he has held since December 2013. Prior to this position, from 2007 until December 2013, Mr. Crock was Coordinator of Speech and Audiology at Southeastern Ohio Regional Medical Center. Mr. Crock has overseen multiple outpatient clinics during his career. Mr. Crock’s knowledge of the market area provides valuable insight to the board.
Continuing Directors
Brian Shanahan is a Plant Manager at Ridge Tool Distribution Center where he oversees approximately 90 employees and $6.0 million of annual revenues, a position he has held since 1994. Mr. Shanahan provides the board with managerial experience as the top management official of a regional distribution center.
Scott Wright is a professor of finance at Ohio University, a position he has held since 1987. Mr. Wright has also owned various small businesses and worked as an investment representative. His understanding of finance provides the board with valuable expertise in overseeing management with respect to certain financial decisions.
Michael Schott is a high school teacher where he teaches Industrial Technology, a position he has held since 1998. Prior to teaching, for 12 years Mr. Schott ran his family-owned pallet manufacturing business. Mr. Schott provides the board with managerial experience as a former small business owner.
Meetings and Committees of the Board of Directors
The Company was formed in September 2016 and did not become the holding company of the Bank until January 2017. Accordingly, references throughout this section of the proxy statement with regard to board of directors’ meetings and committee meetings, refer to meetings of the board of directors of the Company and of the Bank.
We conduct business through meetings of our Board of Directors and its committees. During the fiscal year ended June 30, 2017, the board of directors met 12 times. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he or she served). The Board of Directors of Community Savings Bancorp has established standing committees, including a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee. The Nominating and Corporate Governance Committee and the Audit Committee each operate under a written charter, which governs its composition, responsibilities and operations. These charters may be found on our website located at www.mycommunitysavings.com.
Board Independence
The Board of Directors has determined that each of the Company’s directors and nominees, with the exception of Mr. Parmiter, is “independent” as defined in the listing standards of the Nasdaq Stock Market which the Company chooses to follow for purposes of such determination. Mr. Parmiter is not independent because he is an executive officer of the Company.
There were no transactions required to be reported under “Transactions with Certain Related Persons,” below that were considered in determining the independence of the Company’s directors.
Board Leadership Structure
To assure effective and independent oversight of management, the Board of Directors has separated the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between these two roles in management of the Company. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the full Board. The Chairman of the Board is an independent, non-management role.

Board’s Role in Risk Oversight
The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand the Company’s risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee will report on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
The Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee consists of directors Michael Schott, who serves as chairman, Dominic Crock and Brian Shanahan, each of whom is considered “independent” as defined in the Nasdaq corporate governance listing standards, which the Company chooses to follow. The Board of Directors has adopted a written charter for the Committee. The Nominating and Corporate Governance Committee charter is available on our website at www.mycommunitysavings.com. The Nominating and Corporate Governance Committee met one time during fiscal 2017.
The functions of the Nominating and Corporate Governance Committee include the following:
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to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

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to review and monitor compliance with the requirements for board independence;

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to review the committee structure and make recommendations to the Board regarding committee membership; and

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to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:
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has personal and professional ethics and integrity;

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has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

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is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

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is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

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is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and the Company’s stockholders; and

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has the capacity and desire to represent the balanced, best interests of the Company’s stockholders as a group, and not primarily a special interest group or constituency.

In addition, the Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of the Company’s audit committee, and the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.
The Company does not maintain a specific diversity policy, but diversity is considered in the Company’s review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.
Procedures for the Recommendation of Director Nominees by Stockholders
The Nominating and Corporate Governance Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. Stockholders may submit the names of qualified candidates for director by writing to the Corporate Secretary, at 425 Main Street, Caldwell, Ohio 43724. To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary not less than 180 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders.
The submission must include the following information:
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a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•
the name and address of the stockholder as he or she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of the Company’s common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

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a statement of the candidate’s business and educational experience;

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such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

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a statement detailing any relationship between the candidate and us;

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a statement detailing any relationship between the candidate and any of the Company’s customers, suppliers or competitors;

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detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

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a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice of Business to be Conducted at Annual Meeting.”

Stockholder Communications with the Board
Any of the Company’s stockholders who want to communicate with the Board of Directors or with any individual director can write to the Company’s Corporate Secretary, at 425 Main Street, Caldwell, Ohio 43724. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:
•
forward the communication to the director or directors to whom it is addressed;

•
attempt to handle the inquiry directly, for example, where it is a request for information about us or it is a stock-related matter; or

•
not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management shall present a summary of all communications received since the last meeting that were not previously forwarded and make those communications available to the directors.
Code of Ethics
The Company has adopted a Code of Ethics that is applicable to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. This Code is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. There were no amendments made to or waivers from the Company’s Code of Ethics in fiscal 2017. The Code of Ethics is available on our website at www.mycommunitysavings.com. Additionally, persons interested in obtaining a copy of the Code of Ethics may do so by writing to the Company at: Community Savings Bancorp, Inc., 425 Main Street, Caldwell, Ohio 43724, Attention, Corporate Secretary.
Attendance at Annual Meetings of Stockholders
The Company does not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable conflicts. Community Savings Bancorp did not hold an annual meeting of stockholders in fiscal 2016. All of our directors are expected to attend our fiscal 2017 Annual Meeting of Stockholders.
Compensation Committee
The members of the Compensation Committee are directors Michael Schott, who serves as chairman, Dominic Crock, Brian Shanahan and Scott Wright, each of whom is considered “independent” as defined in the Nasdaq corporate governance listings standards, which the Company chooses to follow. The committee is responsible for reviewing all compensation matters related to the Company’s employees. The Compensation Committee met two times during the fiscal year ended June 30, 2017. The Compensation Committee has adopted a written charter which is available on our website located at www.mycommunitysavings.com.
The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Chief Executive Officer and other executives. The Company’s President and Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation. However, Mr. Parmiter does not vote on and is not present for any discussion of his own compensation. These recommendations are then considered by the Compensation Committee. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual incentive, long-term incentives and other perquisites. In addition to reviewing competitive market values, the committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.

Audit Committee
The Company’s Audit Committee consists of directors Michael Schott, who serves as chairman, Dominic Crock, Brian Shanahan and Scott Wright, each of whom is “independent” under the Nasdaq corporate governance listing standards and SEC Rule 10A-3. The Audit Committee does not have an “audit committee financial expert” as defined under applicable SEC rules. The Board of Directors does not believe it is necessary to have such a person on the Audit Committee because each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee’s functions. In addition, each Audit Committee member has overseen and assessed the finances and financial reporting of his own business.
The Audit Committee reviews the contents of and conclusions in audit reports prepared by the Company’s independent registered public accounting firm, reviews and approves the annual engagement of the Company’s independent registered public accounting firm, the Company’s audit and compliance related policies, and reviews with management and the Company’s independent registered public accounting firm, the Company’s financial statements and internal controls. The Board of Directors has adopted a written charter for the Audit Committee, which may be found on our website located at www.mycommunitysavings.com. The Audit Committee met four times during fiscal year ended June 30, 2017.
Audit Committee Report
As part of its ongoing activities, the Audit Committee has:
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Reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended June 30, 2017;

•
Discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees; and

•
Received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditor the independent auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017.
This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.
The Audit Committee:
Michael Schott
Dominic Crock
Brian Shanahan
Scott Wright
Section 16(a) Beneficial Ownership Reporting Compliance
The Company’s common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The Company’s executive officers and directors and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Company’s common stock. SEC rules require disclosure in the Company’s Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis. Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments that we received with respect to transactions during the fiscal year ended June 30, 2017, we believe that all such forms were filed on a timely basis.

Executive Officer Compensation
Summary Compensation Table. Summary Compensation Table.   The table below summarizes the total compensation paid to or earned by our President and Chief Executive Officer, Alvin B. Parmiter, for the fiscal years ended June 30, 2017 and 2016. No other executive officer received total compensation for the fiscal years ended June 30, 2017 and 2016, of more than $100,000. Mr. Parmiter is referred to as a “named executive officer.”
Name and principal position	Year	Salary ($)	Bonus ($)	All other compensation(1) ($)	Total ($)
Alvin B. Parmiter President and Chief Executive Officer	2017	120,788	16,166	7,936	144,890
	2016	120,260	15,700	7,100	143,060

(1)
Includes director fees. Beginning in fiscal 2018, Mr. Parmiter no longer receives board fees.

Benefit Plans and Agreements
Employment Agreement.   Community Savings has entered into an employment agreement with Mr. Alvin B. Parmiter, our President and Chief Executive Officer, under which Community Savings Bancorp acts as a guarantor. Our continued success depends to a significant degree on the skills and competence of Mr. Parmiter and the employment agreement is intended to ensure that we maintain a stable management base.
The employment agreement has an initial term of three years. Commencing as of January 1, 2018, and as of each subsequent January 1 thereafter, the board of directors may renew the agreement for an additional year so that the remaining term will again become three years. The current term of the employment agreement expires January 1, 2021. The current base salary for Mr. Parmiter is $120,788. In addition to base salary, the agreement provides for, among other things, participation in bonus programs and other benefit plans and arrangements applicable to executive and other employees. Additionally, pursuant to the employment agreement we provide Mr. Parmiter with certain expenses incurred in obtaining his Masters of Business Administration in an amount not to exceed $30,000. We may terminate Mr. Parmiter’s employment for cause at any time, in which event he would have no right to receive compensation or other benefits for any period after his termination of employment.
Certain events resulting in Mr. Parmiter’s termination or resignation entitle him to payments of severance benefits following the termination of his employment. In the event of Mr. Parmiter’s involuntary termination for reasons other than for cause, disability or retirement, or in the event he resigns during the term of the agreement following (a) the failure to appoint him to the executive position set forth in the agreement or the failure to re-nominate him as a member of the boards of directors, (b) a material change in his function, duties or responsibilities resulting in a reduction of the responsibility, scope, or importance of his position, (c) a relocation of his office by more than 30 miles, (d) a material reduction in the benefits or perquisites paid to him unless the reduction is part of a reduction that is generally applicable to employees of Community Savings, (e) a liquidation or dissolution of Community Savings or Community Savings Bancorp or (f) a material breach of the employment agreement by Community Savings, then Mr. Parmiter would become entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonuses he would have earned for the remaining unexpired term of the employment agreement. In addition, Mr. Parmiter would become entitled, at no expense to him, to the continuation of life insurance and non-taxable medical and dental coverage for the remaining unexpired term of the employment agreement, or if the coverage is not permitted by applicable law or if providing the benefits would subject Community Savings to penalties, he will receive a cash lump sum payment equal to the value of the benefits.
In the event of a change in control of Community Savings or Community Savings Bancorp followed by Mr. Parmiter’s involuntary termination other than for cause, disability or retirement, or upon his resignation for one of the reasons set forth above thereafter, he would become entitled to a severance payment in the form of a cash lump sum equal to three times his “base amount,” as that term is defined for purposes of Internal Revenue Code Section 280G (i.e., the average annual taxable income paid to him for the five taxable years preceding the taxable year in which the change in control occurs). In addition, Mr. Parmiter would become entitled, at no expense to him, to the continuation of life insurance and non-taxable medical and dental coverage for thirty-six (36) months following his termination of employment, or if the coverage is not permitted by applicable law or if providing the benefits would subject Community Savings to penalties, he will receive a cash lump sum payment equal to the value of the benefits.
Under the employment agreement, if Mr. Parmiter becomes disabled within the meaning of the term under Section 409A of the Internal Revenue Code and as set forth in the employment agreement, he will receive benefits under any short-term or long-term disability plans maintained by Community Savings.
Under the employment agreement, if Mr. Parmiter retires following his attainment of age 65, he will receive benefits under any applicable retirement or other plans maintained by Community Savings.
In the event of Mr. Parmiter’s death, his estate or beneficiaries will be paid his base salary through the end of the month in which his death occurs and his dependents will be entitled to continued non-taxable medical, dental and other insurance for one year following his death.
Upon termination of Mr. Parmiter’s employment (other than following a change in control), he will be subject to certain restrictions on his ability to compete or to solicit business or employees of Community Savings and Community Savings Bancorp for a period of one year following his termination of employment.
401(k) Plan.   Community Savings sponsors the Community Savings 401(k) Plan (“401(k) Plan”). Employees who are age 21 or older and who have completed one year of service are eligible to participate in the 401(k) Plan. Under the 401(k) Plan, a participant may elect to defer, on a pre-tax basis, up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. In addition to salary deferral contributions, Community Savings may make matching contributions; currently equal to 100% of salary deferral contributions on the first 3% and 50% on the next 3% of the participant’s compensation. A participant is always 100% vested in his or her salary deferral contributions and the employer matching contributions. Generally, unless the participant elects otherwise, the participant’s account balance will be distributed upon request following his or her termination of employment with Community Savings.
Defined Benefit Pension Plan.   Community Savings participates in a multiple-employer defined benefit pension plan (the “Pension Plan”). During the fiscal year ended June 30, 2017, Community Savings recognized $103,000 as a Pension Plan expense. Community Savings intends to withdraw as a participant from the Pension Plan. The administrator of the Pension Plan has estimated that as of March 2016, the expense associated with withdrawal from the Pension Plan would be approximately $1.6 million. This estimate is still relied upon at this date. However, the actual cost could be significantly higher since the actual cost is primarily dependent on the value of the Pension Plan’s assets and interest rates at the time of termination. Efforts to garner annuity proposals from various insurers continues. Pentegra is contractually obligated to solicit these proposals and is working more aggressively to bring this process to a close.
Employee Stock Ownership Plan.   Community Savings sponsors an employee stock ownership plan for eligible employees. Eligible employees who have attained age 21 and have completed one year of service are eligible to participate in the plan.
The employee stock ownership plan funded its stock purchase in the conversion with a loan from Community Savings Bancorp equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Community Savings’ contributions to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the anticipated 20-year term of the loan.
The trustee releases unallocated shares from the suspense account on a pro-rata basis as the loan is repaid. Release shares are allocated among participants on the basis of each participant’s proportional share of compensation relative to all participants. A participant will become vested in his or her account balance at a rate of 20% per year over a 5-year period. Participants who were employed by Community Savings immediately prior to the offering received credit for vesting purposes for years of service prior to adoption of the employee stock ownership plan. Generally, participants will receive distributions from the employee stock ownership plan upon separation from service. The employee stock ownership plan reallocates any unvested shares forfeited upon termination of employment among the remaining participants.
Director Compensation
The following table sets forth for the fiscal year ended June 30, 2017, certain information as to the total remuneration we paid to our directors other than Alvin B. Parmiter. Information with respect to director compensation paid to Mr. Parmiter is included above in “— Executive Officer Compensation — Summary Compensation Table.”
Directors Compensation Table
Name	Fees earned or paid in cash ($)	Total ($)
Dominic Crock	9,400	9,400
David Miller(1)	7,000	7,000
Michael Schott	9,400	9,400
Brian Shanahan	9,400	9,400
Scott Wright	9,400	9,400

(1)
Mr. Miller served as a director until his death on April 7, 2017.

For the fiscal year ended June 30, 2017, each non-employee director of Community Savings was paid a monthly fee of $800. For fiscal 2018, monthly board fees paid to non-employee directors are $800. Directors do not receive any additional committee or chairman fees.
Each person who serves as a director of Community Savings Bancorp also serves as a director of Community Savings and earns director and committee fees only in his or her capacity as a board or committee member of Community Savings.
Transactions with Certain Related Persons
In the ordinary course of business, Community Savings makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans to other borrowers not related to Community Savings. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.
The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to the Company’s executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Community Savings to the Company’s executive officers and directors in compliance with federal banking regulations. At June 30, 2017, all of Community Savings’ loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Community Savings, and did not involve more than the normal risk of collectibility or present other unfavorable features.

PROPOSAL II — RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee of the Company’s Board of Directors has approved the engagement of Suttle & Stalnaker, PLLC (“Suttle”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018. Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor.
At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Suttle for the fiscal year ending June 30, 2018. A representative of Suttle is not expected to attend the Annual Meeting.
Audit Fees.   The aggregate fees for professional services rendered by Suttle for the audit of the Company’s annual financial statements for fiscal 2017 and 2016 were $117,500 and $97,000, respectively. The audit fees for 2017 include fees incurred for the review of the Company’s Form 10Q.
Audit-Related Fees.   Fees for professional services rendered by Suttle that were reasonably related to the performance of the audits described above were $0 and $125,000 for fiscal 2017 and 2016, respectively. The audit-related fees for 2016 include fees incurred in connection with the Company’s initial stock offering, including review of the SEC registration statement filed in connection therewith.
Tax Fees.   The aggregate fees for professional services by Suttle for tax services were $4,750 for 2017 and $4,500 for 2016.
All Other Fees.   There were no other fees for fiscal year 2017 and 2016.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of the audit, audit-related, and tax fees described above.
The Audit Committee has considered whether the provision of non-audit services by Suttle, relating primarily to tax services, is compatible with maintaining the independence of Suttle. The Audit Committee concluded that performing such services would not affect the independence of Suttle in performing its function as auditor of the Company.
In order to ratify the selection of Suttle as the independent registered public accounting firm for the fiscal year ending June 30, 2018, the proposal must receive a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote “FOR” the ratification of Suttle & Stalnaker, PLLC as independent registered public accounting firm for the fiscal year ending June 30, 2018.

PROPOSAL III — APPROVAL OF THE COMMUNITY SAVINGS BANCORP, INC. 2018
EQUITY INCENTIVE PLAN
The Board of Directors has adopted, subject to stockholder approval, the Community Savings Bancorp, Inc. 2018 Equity Incentive Plan (the “2018 Equity Incentive Plan”), to promote the long-term financial success of the Company, and its subsidiaries, including Community Savings, by providing a means to attract, retain and reward individuals who contribute to the Company’s success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. By approving the 2018 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified employees and directors by offering a competitive compensation program linked to the performance of our common stock. The Board of Directors recommends a vote “FOR” the approval of the Community Savings Bancorp, Inc. 2018 Equity Incentive Plan.
The following is a summary of the material features of the 2018 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2018 Equity Incentive Plan, attached hereto as Appendix A.
General
Subject to permitted adjustments for certain corporate transactions, the 2018 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 61,780 shares of the Company’s common stock pursuant to grants of restricted stock awards, restricted stock unit awards, incentive stock options and non-qualified stock options. Of this number, the maximum number of shares of Company common stock that may be issued under the 2018 Equity Incentive Plan pursuant to the exercise of stock options is 44,129 shares, and the maximum number of shares of Company common stock that may be issued as restricted stock awards or restricted stock units is 17,651 shares. These amounts represent approximately 10.0% and 4.0%, respectively, of the shares the Company’s sold in connection with the mutual-to-stock conversion of Community Savings. The 2018 Equity Incentive Plan is expected to be administered by the members of the Company’s Compensation Committee who are “Disinterested Board Members,” as defined in the 2018 Equity Incentive Plan (the “Committee”). The board of directors may also administer the 2018 Equity Incentive Plan. The Committee has the authority and discretion set forth in the 2018 Equity Incentive Plan, including, but not limited to, selecting the persons who will receive awards; establishing the terms and conditions relating to each award; adopting rules and regulations relating to the 2018 Equity Incentive Plan; interpreting the 2018 Equity Incentive Plan; and administering the 2018 Equity Incentive Plan. The 2018 Equity Incentive Plan also allows the Committee to delegate all or any portion of its responsibilities and powers of any one or more of its members or to a committee or to one or more members of the Board of Directors who are not “outside directors,” including the authority to grant certain awards.
The Committee may grant an award under the 2018 Equity Incentive Plan as: (i) an alternative to or replacement of an existing award under the 2018 Equity Incentive Plan or any other plan of the Company or its subsidiaries, or (ii) the form of payment for grants or rights earned or due under any other plan or arrangement of the Company or its subsidiaries, including the plan of any entity acquired by the Company or its subsidiaries.
Eligibility
Employees and directors of the Company and its subsidiaries are eligible to receive awards under the 2018 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.
Types of Awards
The Committee may determine the type and terms and conditions of awards under the 2018 Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee and set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that all awards shall be subject to a vesting requirement of at least one year of service following the date of grant, unless accelerated due to death, disability or involuntary termination of service following a change in control. Awards may be granted in a combination of incentive and non-qualified stock options, restricted stock or restricted stock units. The shares of stock with respect to which awards may be made under the 2018 Equity Incentive Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted or required by applicable law or regulation, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.
Stock Options.   A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the 2018 Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the 2018 Equity Incentive Plan means:
(i)
the closing sales price of the Company’s common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or

(ii)
if the stock is not listed on a securities exchange, “fair market value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Section 422 of the Internal Revenue Code and applicable provisions of Section 409A of the Internal Revenue Code.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain potential tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees of the Company or its subsidiaries are eligible to receive incentive stock options. Nonemployee directors may only receive non-qualified stock options under the 2018 Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of stock valued at fair market value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from the exercise; (iii) by a net settlement of the stock option, using a portion of the shares obtained on exercise in payment of the exercise price of the stock option (and if applicable, any tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination of these methods. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.
Restricted Stock.   A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee and as set forth in the 2018 Equity Incentive Plan or the award agreement. Unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an unvested award and any dividends and distributions with respect to the common stock will be immediately distributed to the participant; provided, however, no dividends shall be paid with respect to any restricted stock awards subject to performance-based vesting conditions unless and until the participant vests in such restricted stock award.
Restricted Stock Units.   A restricted stock unit award is similar to a restricted stock award except that no share of common stock is actually awarded to the recipient on the date of grant. Each restricted stock unit is evidenced by an award agreement that specifies the restriction period, the number of restricted stock units granted and any other provisions determined by the Committee. Restricted stock unit awards will be paid in shares of common stock, or, in the sole discretion of the Committee, in cash or a combination of cash and shares of common stock.

Dividend Equivalents.   The Committee is authorized to grant dividend equivalents with respect to restricted stock units available under the Plan. Dividend equivalents confer on the participant the right to receive payments equal to cash dividends or distributions with respect to all or a portion of the number of shares of stock subject to the award. Unless otherwise determined by the Committee, the dividend equivalent right will be paid at the same time as the shares subject to the restricted stock unit are distributed to the participant.
Performance Awards.   A performance award is an award of stock options, restricted stock or restricted stock units that will vest upon the achievement of one or more performance measures set forth in the 2018 Equity Incentive Plan.
Limitation on Awards under the 2018 Equity Incentive Plan
No employee may receive more than 25% of the stock options granted (11,032 shares) and no more than 25% of any restricted stock and/or restricted stock units granted (4,412) under the 2018 Equity Incentive Plan. No non-employee director may receive more than 5% of the stock options granted (2,206 shares) nor more than 5% the restricted stock awards and/or restricted stock units granted (882 shares) and all non-employee directors in the aggregate may not receive more than 30% of the aggregate stock options granted (13,238 shares) nor more than 30% of the aggregate restricted stock awards and/or restricted stock units granted (5,295 shares) under the 2018 Equity Incentive Plan.
To the extent any shares of stock covered by an award (including restricted stock awards) are not delivered to a participant or beneficiary because the award is forfeited or cancelled or because a stock option is not exercised, the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the 2018 Equity Incentive Plan.
In the event of a corporate transaction involving the Company’s stock, including, without limitation, any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination or exchange of shares, stock dividend, stock split or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property) liquidation, dissolution, or other similar corporate transaction or event, the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options, restricted stock awards and restricted stock units, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options, restricted stock and restricted stock units and the exercise price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options, restricted stock awards and restricted stock units. At any time prior to the consummation of such corporate transaction in which Community Savings Bancorp is not the surviving entity, the Committee may direct that all, but not less than all, outstanding stock options be cancelled in exchange for a cash payment per share equal to the excess of the value exchanged over the exercise price of such stock option, provided, that if a the stock option is “underwater” (i.e., if the exercise price exceeds the fair market value of the underlying stock), the Committee may, in its discretion cancel and terminate the underwater stock option without the consent of and without any payment to the holder of the stock option.
Prohibition Against Repricing of or Cashing out Underwater Stock Options.   The 2018 Equity Incentive Plan provides that neither the Committee nor the Board of Directors is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted. Similarly, the 2018 Equity Incentive Plan prohibits the Company from cashing out underwater stock options without shareholder approval.
Performance Features
Performance Measures.   The performance measures that may be used for awards may include any one or more of the following performance measures, as selected by the Committee: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; any other measure determined by the Committee; or any combination of the foregoing. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures in certain circumstances set forth in the 2018 Equity Incentive Plan.
Vesting of Awards
If the vesting of an award under the 2018 Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement, subject to acceleration of vesting in the event of death, disability, or involuntary termination following a change in control (as defined in the 2018 Equity Incentive Plan). The Committee will have the power to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided that such extension is consistent with Section 409A of the Internal Revenue Code. Notwithstanding anything to the contrary in the 2018 Equity Incentive Plan, except with respect to the deemed satisfaction of any performance conditions on a change in control, all awards under the 2018 Equity Incentive Plan shall be subject to a vesting requirement of at least one year of service following the date of grant, unless accelerated due to death, disability or involuntary termination of employment or service following a change in control.
Effect of Termination of Service on Awards
Unless otherwise determined by the Committee and stated in an award agreement, in the event of a participant’s termination of service for any reason other than disability, death, retirement or for cause, stock options will be exercisable only as to those shares that were immediately exercisable by the participant at the date of termination and only for three months following termination and any restricted stock award and restricted stock unit that has not vested as of the date of termination of service will expire and be forfeited. In the event of termination of service for cause, all stock options that have not been exercised and all restricted stock awards and restricted stock units granted to a participant that have not vested will expire and be forfeited. In the event of termination of service due to disability or death, all stock options subject to an outstanding award will be exercisable, whether or not then exercisable, and all restricted stock awards and restricted stock units will vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested, at the date of termination of service. Stock options may be exercised for one year following termination of service due to death or disability or the remaining term of the stock option, if less. In the event of termination of service due to retirement, a participant’s vested stock options will be exercisable for one year following termination of service, provided that no stock option shall be eligible for treatment as an incentive stock option in the event the stock option is exercised more than three months following termination of service due to retirement and any stock option, restricted stock award or restricted stock unit that has not vested as of the date of termination of service shall expire and be forfeited.
Change in Control
Unless otherwise determined by the Committee and stated in an award agreement, upon the occurrence of an involuntary termination without cause at or following a change in control of the Company, all outstanding options then held by a participant will become fully exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option shall be eligible for treatment as an incentive stock option in the event the stock option is exercised more than three months following involuntary termination on or after a change in control. At the time of involuntary termination of employment or service without cause at or following a change in control, all restricted stock awards and restricted stock units shall be fully earned and vested. Any outstanding unvested awards will be deemed earned and shall vest if not assumed by a successor entity.
For purposes of the 2018 Equity Incentive Plan, a change in control occurs when: (a) the Company or Community Savings merges into or consolidates with another entity, or merges another entity into the Company or Community Savings, and as a result, less than a majority of the combined voting power of the resulting entity immediately after the merger or consolidation is held by persons who were stockholders of the Company or Community Savings immediately before the merger or consolidation; (b) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or Community Savings’ voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of voting securities held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities; (c) during any period of two consecutive years, individuals who constitute the Company’s or Community Savings’ Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of such Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the Board (or first nominated by the Board of Directors for election by the stockholders) by a vote of at least two-thirds (2∕3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or Community Savings or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or (d) the Company or Community Savings sells to a third party all or substantially all of its assets. Notwithstanding the foregoing, in the event an award constitutes deferred compensation under Section 409A of the Internal Revenue Code, then with respect to such award, a change in control shall be defined as required under that Section of the Internal Revenue Code.
In the event of a change in control, any performance measure attached to a performance award under the 2018 Equity Incentive Plan shall be deemed satisfied at the “target level” as of the date of the change in control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the change in control, in which case the performance awards will vest at such higher level.
Forfeiture and Clawbacks
The Committee may specify in an award agreement that rights, payments and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, including termination of employment for cause; termination of the participant’s provision of services to the Company or any subsidiary; violation of material policies of the Company or any subsidiary; breach of noncompetition, confidentiality or other restrictive covenants that may apply to the participant; or other conduct of the participant that is detrimental to the business or reputation of the Company or any subsidiary.
If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or Section 954 of the Dodd Frank Act shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2018 Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors from time to time.
Automatic Exercise
In the sole discretion of the Committee, any stock options that are exercisable but unexercised as of the day immediately preceding the tenth anniversary of the grant date may be automatically exercised in certain circumstances set forth in the 2018 Equity Incentive Plan and in accordance with procedures established by the Committee.

Amendment and Termination
The Board of Directors may, at any time, amend or terminate the 2018 Equity Incentive Plan or any award granted under the 2018 Equity Incentive Plan, provided that, except as provided in the 2018 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2018 Equity Incentive Plan to materially increase the benefits accruing to participants under the 2018 Equity Incentive Plan, materially increase the aggregate number of securities that may be issued under the 2018 Equity Incentive Plan (other than as provided in the plan), or materially modify the requirements for participation in the 2018 Equity Incentive Plan, without stockholder approval. Notwithstanding the foregoing, the Committee may amend the 2018 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2018 Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the 2018 Equity Incentive Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.
Duration of Plan
The 2018 Equity Incentive Plan will become effective upon the approval by the stockholders at this annual meeting. The 2018 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no award may be granted under the 2018 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the 2018 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2018 Equity Incentive Plan. However, any termination of the 2018 Equity Incentive Plan will not affect outstanding awards.
Federal Income Tax Considerations
The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2018 Equity Incentive Plan.
Non-Qualified Stock Options.   The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of the shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of exercise.
Incentive Stock Options.   The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).
The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of the stock option, then, upon disposition of the shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of  (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Restricted Stock.   A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.
Restricted Stock Units.   A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be realized. If, in the sole discretion of the Committee, the restricted stock unit is converted to a cash amount and distributed, the participant will recognize income at the time of distribution equal to the cash received. A restricted stock unit does not have voting rights or dividend rights, although dividend equivalents may be granted with the award. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.
Withholding of Taxes.   The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy tax withholding requirements.
Change in Control.   Any acceleration of the vesting or payment of awards under the 2018 Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.
Tax Advice.   The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2018 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2018 Equity Incentive Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
Accounting Treatment
Under FASB ASC Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted
The Board of Directors has adopted the 2018 Equity Incentive Plan. If the 2018 Equity Incentive Plan is approved by stockholders, the Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees, non-employee and directors, if applicable. At the present time, no specific determination has been made as to the grant or allocation of awards.
Required Vote and Recommendation of the Board
In order to approve the 2018 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast, either in person or by proxy, at the Annual Meeting, without regard to broker non-votes or proxies marked ABSTAIN.
STOCKHOLDER PROPOSALS
In order to be eligible for inclusion in the Company’s proxy materials for the Company’s fiscal 2018 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 425 Main Street, Caldwell, Ohio, 43724 no later than September 14, 2018. If the date of the fiscal 2018 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of the fiscal 2017 annual meeting, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s articles of incorporation and Bylaws and the Maryland General Corporation Law.
ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING
The Company’s Bylaws generally provides that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as directors must submit written notice filed with the Secretary of the Company not less than 90 days, nor more than 120 days, prior to the anniversary date of the proxy statement relating to the prior year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a shareholder’s written notice shall be timely only if delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company not later than the tenth day following the day on which public disclosure of the date of such meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.
The fiscal 2018 annual meeting of stockholders is expected to be held on November 19, 2018, which is more than 30 days prior to the anniversary date of the fiscal 2017 annual meeting. Accordingly, for the 2018 annual meeting of stockholders, the notice would have to be received not later than the tenth day following the day on which public disclosure of the date of such meeting is first made.
OTHER MATTERS
The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

MISCELLANEOUS
The Company will bear the cost of solicitation of proxies and the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, the Company’s directors, officers and regular employees may solicit proxies personally, by telephone or by other forms of communication without additional compensation. We have retained Laurel Hill Advisory Group, LLC to assist us in soliciting proxies, and have agreed to pay Laurel Hill Advisory Group, LLC a fee of $5,500 plus reasonable expenses for these services.
THE COMPANY’S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED JUNE 30, 2017 IS BEING FURNISHED TO STOCKHOLDERS. COPIES OF ALL OF THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO THE COMPANY AT 425 MAIN STREET, CALDWELL, OHIO 43724, ATTENTION: CORPORATE SECRETARY.
BY ORDER OF THE BOARD OF DIRECTORS
Dominic Crock
Corporate Secretary
Caldwell, Ohio
January 12, 2018

APPENDIX A
COMMUNITY SAVINGS BANCORP, INC.

2018 EQUITY INCENTIVE PLAN
ARTICLE 1 — GENERAL
Section 1.1   Purpose, Effective Date and Term.   The purpose of the Community Savings Bancorp, Inc. 2018 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Community Savings Bancorp, Inc. (the “Company”), and its Subsidiaries, including Community Savings (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.
Section 1.2   Administration.   The Plan shall be administered by the Board of Directors or by the Compensation Committee of the Board of Directors (the “Committee”), in accordance with Section 5.1.
Section 1.3   Participation.   Each Employee or Director of the Company or any Subsidiary who is granted an Award in accordance with the terms of the Plan shall be a Participant in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.
Section 1.4   Definitions.   Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.
ARTICLE 2 — AWARDS
Section 2.1   General.    Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:
(a) Stock Options.   A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).
(b) Restricted Stock Awards.   A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c) Restricted Stock Units.   A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Stock multiplied by the number of Restricted Stock Units being settled.
(d) Performance Awards.   A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5.
Section 2.2   Stock Options.
(a) Grant of Stock Options.   Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option and the Exercise Price; (iii) specify the vesting period or conditions to vesting; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe.
(b) Terms and Conditions.   A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The Exercise Price of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.
(c) Prohibition of Cash Buy-Outs of Underwater Stock Options.   Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without stockholder approval.
Section 2.3   Restricted Stock.
(a) Grant of Restricted Stock.   Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:
The Stock evidenced hereby is subject to the terms of an Award Agreement with Community Savings Bancorp, Inc. dated [Date], made pursuant to the terms of the Community Savings Bancorp, Inc. 2018 Equity Incentive Plan, copies of which are on file at the executive offices of Community Savings Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of the Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.
(b) Terms and Conditions.   Each Restricted Stock Award shall be subject to the following terms and conditions:
(i) Dividends.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award shall be immediately distributed to the Participants. Notwithstanding the foregoing, no dividends shall be paid with respect to any Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in the Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid to the Participant during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which the dividends were derived.
(ii) Voting Rights.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.
(iii) Tender Offers and Merger Elections.   Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any the shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.
(iv) The Committee may, in connection with the grant of Restricted Stock Awards, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section 2.4   Restricted Stock Units.
(a) Grant of Restricted Stock Unit Awards.   Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.
(b) Terms and Conditions.   Each Restricted Stock Unit Award shall be subject to the following terms and conditions:
(i) A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period, the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service, as the Committee shall determine. The Committee shall impose any other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.
(ii) The Committee may, in connection with the grant of Restricted Stock Units, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.
(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of  (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.
(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5   Performance Awards.   The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award may be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures.
(a) Performance Measures.   The performance measures may be based on any one or more of the following:
(i) book value or tangible book value per share;
(ii) basic earnings per share;
(iii) basic cash earnings per share;
(iv) diluted earnings per share;
(v) diluted cash earnings per share;
(vi) return on equity;
(vii) net income or net income before taxes;
(viii) cash earnings;
(ix) net interest income;
(x) non-interest income;
(xi) non-interest expense to average assets ratio;
(xii) cash general and administrative expense to average assets ratio;
(xiii) efficiency ratio;
(xiv) cash efficiency ratio;
(xv) return on average assets;
(xvi) cash return on average assets;
(xvii) return on average stockholders’ equity;
(xviii) cash return on average stockholders’ equity;
(xix) return on average tangible stockholders’ equity;
(xx) cash return on average tangible stockholders’ equity;
(xxi) core earnings;
(xxii) operating income;
(xxiii) operating efficiency ratio;
(xxiv) net interest rate margin or net interest rate spread;
(xxv) growth in assets, loans, or deposits;
(xxvi) loan production volume;
(xxvii) non-performing loans;
(xxviii) cash flow;
(xxix) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxx) any other measure determined by the Committee; or
(xxxi) any combination of the foregoing.
Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.
(b) Adjustments.   If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.
Section 2.6   Vesting of Awards.   The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards granted under Section 2.5) shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than the one year anniversary of the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control). Except to the extent specified in Section 4.1(c), Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award unless accelerated due to death, Disability or Involuntary Termination following a Change in Control.
Section 2.7   Deferred Compensation.   If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code

Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.
Section 2.8   Prohibition Against Option Repricing.   Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.
Section 2.9.   Effect of Termination of Service on Awards.   The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:
(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.
(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.
(c) Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Unless the Committee specifies otherwise, Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. Unless the Committee specifies otherwise, in the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service. No Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.
(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.
(e) Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3 — SHARES SUBJECT TO PLAN
Section 3.1   Available Shares.   The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.
Section 3.2   Share Limitations.
(a) Share Reserve.   Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 61,780 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 44,129 shares of Stock, which represents 10.0% of the number of shares issued in connection with the conversion of the Bank from the mutual to the stock form and related stock issuance in January, 2017 (the “Conversion”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 17,651 shares of Stock, which represents 4.0% of the number of shares sold in the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.
(b) Computation of Shares Available.   For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.
Section 3.3   Limitations on Grants to Individuals.
(a) Stock Options — Employees.   The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee under the Plan shall be 11,032 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant Stock Options under Section 3.2.
(b) Restricted Stock Awards and Restricted Stock Units — Employees.   The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee Participant under the Plan shall be 4,412 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units.
(c) Stock Options — Directors.   The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one individual non-employee Director under the Plan shall be 2,206 shares, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may not receive more than 13,238 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.
(d) Restricted Stock Awards and Restricted Stock Units — Directors.   The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock

Units granted to any one individual non-employee Director under the Plan shall be 882 shares, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may not receive more than 5,295 shares, all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.
(e) The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.
Section 3.4   Corporate Transactions.
(a) General.    In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.
(b) Merger in which Company is Not Surviving Entity.   In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5   Delivery of Shares.   Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a) Compliance with Applicable Laws.   Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.
(b) Certificates.   To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.
ARTICLE 4 — CHANGE IN CONTROL
Section 4.1   Consequence of a Change in Control.   Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan:
(a) At the time of a Participant’s Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Stock Options, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.
(b) At the time of a Participant’s Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock and Restricted Stock Units shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.
(c) In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied at the “target” level as of the date of the Change in Control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the Change in Control, in which case, the Performance Award will vest at such higher level.
(d) In the event of a Change in Control, if the acquiring corporation fails to assume the Awards granted hereunder or to convert the Awards to awards for the acquiror’s stock options, restricted stock or restricted stock units, such awards shall vest immediately upon the effective time of such Change in Control.
Section 4.2   Definition of Change in Control.   For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:
(a) Merger:   The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;
(b) Acquisition of Significant Share Ownership:   A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c) Change in Board Composition:   During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s board of directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or
(d) Sale of Assets:   The Company or the Bank sells to a third party all or substantially all of its assets.
Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.
ARTICLE 5 — COMMITTEE
Section 5.1   Administration.   The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.
Section 5.2   Powers of Committee.   The administration of the Plan by the Committee shall be subject to the following:
(a) the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.
(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c) The Committee will have the authority to define terms not otherwise defined herein.
(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(f) The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.
Section 5.3   Delegation by Committee.   Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.
Section 5.4   Information to be Furnished to Committee.   As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
Section 5.5   Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
ARTICLE 6 — AMENDMENT AND TERMINATION
Section 6.1   General.   The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Sections 2.7, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s stockholders.

Section 6.2   Amendment to Conform to Law and Accounting Changes.    Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.
ARTICLE 7 — GENERAL TERMS
Section 7.1   No Implied Rights.
(a) No Rights to Specific Assets.   Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b) No Contractual Right to Employment or Future Awards.   The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.
(c) No Rights as a Stockholder.   Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
Section 7.2   Transferability.   Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.
Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.
Section 7.3   Designation of Beneficiaries.   A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.
Section 7.4   Non-Exclusivity.   Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.
Section 7.5   Award Agreement.   Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.
Section 7.6   Eligibility for Form and Time of Elections/Notification Under Code Section 83(b).    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).
Section 7.7   Evidence.   Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.
Section 7.8   Tax Withholding.   Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the amount required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of  (a) the amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements.
Section 7.9   Action by Company or Subsidiary.   Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.
Section 7.10   Successors.   All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11   Indemnification.   To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.
Section 7.12   No Fractional Shares.   Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.
Section 7.13   Governing Law.   The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Ohio without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Ohio, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 7.14   Benefits Under Other Plans.   Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
Section 7.15   Validity.   If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.
Section 7.16   Notice.   Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:
(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or
(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.
In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.
Section 7.17   Forfeiture Events.
(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.
In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board of Directors from time to time.
Section 7.18   Automatic Exercise.   In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.
Section 7.19   Regulatory Requirements.   The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.
ARTICLE 8 — DEFINED TERMS; CONSTRUCTION
Section 8.1   In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b) “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.
(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee) that evidences the terms and conditions of an Award under the Plan. Any document is referred to as an agreement, regardless of whether a Participant’s signature is required.
(d) “Board of Directors” means the Board of Directors of the Company.
(e) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.
(f) “Change in Control” has the meaning ascribed to it in Section 4.2.
(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(h) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(i) “Committee” means the Committee acting under Article 5.
(j) “Director” means a member of the Board of Directors or the board of directors of a Subsidiary.
(k) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of  “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.
(l) “Disinterested Board Member” means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.
(m) “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.
(n) “Employee” means any person employed by the Company or a Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
(o) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.
(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(q) “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.
(r) “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.
(s) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:
(i) a material diminution in Participant’s base compensation;
(ii) a material diminution in Participant’s authority, duties or responsibilities;
(iii) a change in the geographic location at which Participant must perform his duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the date of this Agreement; or
(iv) in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.
(t) “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.
(u) “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(v) “ISO” has the meaning ascribed to it in Section 2.1(a).
(w) “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.
(x) “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.
(y) “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.
(z) “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.
(aa) “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.
(bb) “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).
(cc) “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the board(s) of directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such board(s) of directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Company or a Subsidiary for purposes of vesting of Awards and exercise of Stock Options.
(dd) “SEC” means the United States Securities and Exchange Commission.
(ee) “Securities Act” means the Securities Act of 1933, as amended from time to time.
(ff) “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.
(gg) “Stock” means the common stock of the Company, $0.01 par value per share.
(hh) “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.
(ii) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.
(jj) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
(i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or

Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.
(iv) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of  “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.
(v) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.
(kk) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.
Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;
(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
(e) indications of time of day mean Central Time;
(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;
(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;
(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

REVOCABLE PROXYCOMMUNITY SAVINGS BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERSFEBRUARY 19, 2018The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Community Savings Bancorp, Inc. (the “Company”) with full powers of subs++titution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the office of Community Savings located at 425 Main Street, Caldwell, Ohio at 5:00 p.m., Eastern time, on Monday, February 19, 2018. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:(i)FFORWITHHELDFOR ALLEXCEPT1.The election as directors of the nominees listed below, each to a three-year term.Alvin B. ParmiterDominic CrockINSTRUCTION: To withhold your vote for one or more nominees, mark “For all Except” and write the name(s) of the nominee(s) on the line(s) below.(ii)FFORAGAINSTABSTAIN2.The ratification of the appointment of Suttle & Stalnaker, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.(i)FFORAGAINSTABSTAIN3.The approval of the Community Savings Bancorp, Inc. 2018 Equity Incentive Plan.The Board of Directors recommends a vote “FOR” each of the listed proposals.THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSShould the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and proxy statement, both dated January 12, 2018 and audited financial statements.Dated:Check Box if You Plan to Attend Annual MeetingPRINT NAME OF SHAREHOLDERPRINT NAME OF SHAREHOLDERSIGNATURE OF SHAREHOLDERSIGNATURE OF SHAREHOLDERPlease sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.